SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  October 27, 1997

(Date of earliest event reported)

Commission File No.:  333-22559-06


Salomon Brothers Mortgage Securities VII, Inc.,
Asset Backed Floating Rate Certificates, Series 1997-AQ1 Trust

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2057996, 52-2059078, 52-2059081
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                    21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On October 27, 1997 a distribution was made to holders of Salomon Brothers Mortgage Securities VII, Inc.,
Asset Backed Floating Rate Certificates, Series 1997-AQ1 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly  report  distributed  to holders of Asset Backed Floating
               Rate Certificates, Series 1997-AQ1 Trust, relating to the October
               27,1997 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salomon Brothers Mortgage Securities VII, Inc.,
Asset Backed Floating Rate Certificates, Series 1997-AQ1 Trust


October 31, 1997    by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly  report  distributed  to holders of Asset Backed Floating
               Rate Certificates, Series 1997-AQ1 Trust, relating to the October
               27,1997 distribution